UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2016

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.*

On January 20, 2016 CVB Financial Corp. issued a press release setting forth the financial results for the quarter and year ended December 31, 2015, and information relating to our quarterly conference call and webcast. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished pursuant to this Item 2.02.

Item 8.01	Other Events.

The information set forth in the press release furnished as Exhibit 99.1 referencing the announced merger agreement with County Commerce Bank is incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.*

(d)	Exhibits.

99.1	Press Release, dated January 20, 2016.

*	The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set for the by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: January 21, 2016	By:	/s/ Richard C. Thomas
Executive Vice President and
Chief Financial Officer

Exhibit Index

99.1	Press Release, dated January 20, 2016, announcing the financial results of CVB Financial Corp. for the quarter and year ended December 31, 2015.